MCH 1Q02 Earnings

MCH 1Q02 Earnings

MCH 1Q02 Earnings

MCH 1Q02 Earnings

MCH 1Q02 Earnings

MCH 1Q02 Earnings

MCH 1Q02 Earnings

MCH 1Q02 Earnings

MCH 1Q02 Earnings

MCH 1Q02 Earnings

Millennium Chemicals

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FIRST QUARTER 2002 RESULTS AND OUTLOOK

May 2, 2002

DISCLAIMER

Millennium Chemicals

The statements made on this conference call relating to matters that are not historical facts, are forward looking statements. Our forward-looking statements are present expectations and actual events and results may differ materially due to the impact of factors such as industry cyclicality, general economic conditions, production capacity, competitive products and prices and other risks and uncertainties detailed in the Company's SEC filings. Please note we disclaim any obligation to update our forward-looking statements.

PRO FORMA EBITDA

$mn



77
83
63
37
34
1Q01
2Q01
3Q01
4Q01
1Q02
Titanium Dioxide
Acetyls
Specialties
Equistar
Other

FINANCIAL SUMMARY

Millennium Chemicals

$mn, except EPS

	1Q 2002	1Q 2001
EBITDA	36	58
DDA	25	28
Operating income	11	30
Interest	(21)	(21)
Equistar	(39)	(18)
Other/minority interest	(2)	(1)
Pre-tax loss	(51)	(10)
Tax	(20)	3
Net loss	(31)	(7)
Normalized EPS	(0.49)	(0.11)

NET INCOME AND EPS

Millennium Chemicals

$mn, except EPS

	1Q02 Net loss	1Q02 EPS	1Q01 Net loss	1Q01 EPS
Reported	(336)	(5.29)	(15)	(.24)
Goodwill write-off	305	4.80		
Equistar plant closure			4	.065
Reorganization charges			4	.065
Net loss/EPS	(31)	(0.49)	(7)	(0.11)

NET DEBT

Millennium Chemicals

$mn

	03/02	12/01	Change 1Q02
Debt	1,193	1,187	
Less cash	71	114	
Net debt MCH	1,122	1,073	49
Equity	540*	878	
Debt/total capital	67%	55%	

*Reduced in 1Q02 for adoption of a new accounting pronouncement resulting in a $305 million write-off of goodwill

CASH FLOW

$mn

	1Q
EBITDA	36
Interest and tax payments	(8)
Capital spending	(13)
Operating working capital	(55)
A/R securitization	43
Dividends	(9)
Other assets/liabilities	(43)
Increase in net debt	(49)

SD&A COSTS

$mn



46
50
57
47
43
35
35
33
23
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
1Q02

TITANIUM DIOXIDE EBITDA

$mn



49
39
41
28
30
1Q01
2Q01
3Q01
4Q01
1Q02

TITANIUM DIOXIDE
Global Indexed - Price and Volume

Millennium Chemicals



120
110
100
90
80
Index
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
1Q02
Average Price in US $
Sales Volume

TITANIUM DIOXIDE
Average Global Operating Rate



% of capacity
100
95
90
85
80
75
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
1Q02

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TITANIUM DIOXIDE
Global Indexed Manufacturing Costs

Millennium Chemicals


110
105
100
95
90
Index
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
1Q02

TITANIUM DIOXIDE
Outlook

Millennium Chemicals

Earnings should improve slightly in 2Q02 over 1Q02

- Seasonally higher sales volume
- Gradually realized price increases

ACETYLS
First Quarter Highlights

- EBITDA loss ($4) million
- Fixed natural gas positions added $7 million to costs
- Pricing trends

	1Q02 vs 1Q01	1Q02 vs 4Q01
– VAM	(35)%	(8)%
– Acetic acid	(31)%	(8)%

ACETYLS
Outlook

Millennium Chemicals

Earnings should improve in 2Q02 over 1Q02

- Price increases announced for VAM and acetic acid effective April 1, 2002
- Higher cost natural gas purchase positions expired March 2002
- Moderate improvement in sales volume

SPECIALTY CHEMICALS
First Quarter Highlights

Millennium Chemicals

- EBITDA $6 million
- Sales volume down 22% from 1Q01 and up seasonally 4% from 4Q01
- Average selling prices up 19% from 1Q01 and up 18% from 4Q01
- CST costs remain stable

SPECIALTY CHEMICALS
Outlook

Millennium Chemicals

2Q02 results should be comparable to 1Q01

- Fragrance chemicals markets improving, but remains competitive
- New product development efforts continue

EQUISTAR
First Quarter Highlights

Millennium Chemicals

- Post-interest equity loss of ($39) million
- Olefin sales volumes increased 7% in 1Q02 from 4Q01
- Ethylene margins declined in 1Q02 from 4Q01 levels due to rising feedstock and energy costs
- Polymer margins improved in 1Q02 over 4Q01 from falling ethylene prices more than offsetting lower PE prices
- Fixed price natural gas and NGL supply contracts resulted in higher than market costs in 1Q02

EQUISTAR
Outlook

Millennium Chemicals

- Most of the fixed price natural gas contracts expired in 1Q02
- Product prices are expected to improve in 1Q02, but feedstock costs remain volatile
- April orders suggest US demand improving

Millennium Chemicals

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